Z-SEVEN

ANNUAL REPORT

DECEMBER  31,  1996

1.   Accounting  Procedures:
     Reliability  &  Conservatism

2.   Consistency  of  Operating
     Earnings  Growth

3.   Strength  of  Internal
     Earnings  Growth

4.   Balance  Sheet:
     Working  Capital

5.   Balance  Sheet:
     Corporate  Liquidity

6.   Recognition:
     Owner  Diversification

7.   Value:  P/E  Under  10

Z-SEVEN'S
STATEMENT  OF  PURPOSE

     Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, and countless predictable factors because it is based upon common sense solutions diligently applied from lessons learned by making mistakes and the dedication not to repeat these errors not just for one year, three years, or five years but by the founder of Z-Seven, Barry Ziskin, throughout the thirteen-year history of Z-Seven. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career, long before the idea of his beginning a closed-end fund. His criteria for selecting high quality, undervalued growth stocks have stood the test of time many times over a span of more than 20 years.
     As you read further into the Annual Report, it will become quickly obvious, for those who do not already know to expect it, that "Mistakes and Disappointments" is a regular feature of our Letter to Our Shareholders, for it is through the lessons learned by these mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" and, just as importantly, "Sell Discipline" sections once again promise to bring the theory to life through real and meaningful examples in our portfolio of investments.
     The application of discipline, which greatly reduces risk, while searching for rare and profitable investment opportunities, is our stated purpose. "How" we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

TABLE  OF  CONTENTS

LETTER  TO  OUR  SHAREHOLDERS                                                3

1996  INVESTMENT  RESULTS                                                    3
1996  Net  Asset  Value                                                      4
Fourth  Quarter  Net  Asset  Value                                           4
1996  Capital  Gains  Distribution  and  Dividend                            4
1996  Share  Price                                                           5
Comparison  Charts                                                           6
Good  News  in  1996                                                         8
Mistakes  and  Disappointments  in  1996                                     9
1997  Outlook                                                               11

STOCK  PURCHASE  CRITERIA  AND  SELL  DISCIPLINE                            14
Accounting  Procedures:  Reliability  and  Conservatism                     14
Consistency  of  Operating  Earnings  Growth                                15
Strength  of  Internal  Earnings  Growth                                    15
Balance  Sheet:    Working  Capital                                         16
Balance  Sheet:    Corporate  Liquidity                                     17
Price/Earnings  Multiple  and  Owner  Diversification                       18
Sell  Discipline:  Based  Upon  the  Same  Common  Sense
   Criteria as for Stock Selection                                          22

HOW  HAS  OUR  PORTFOLIO  PERFORMED?                                        24
Performance  of  the  Largest  Twelve  Investments  in  1996                24
Performance  and  Financial  Information  (Twelve  Largest Investments)     27
Bonus/Penalty  Performance  Incentive                                       28

Z-SEVEN  TAX  INFORMATION  STATUS                                           30

INVESTMENT  POLICIES  AND  OBJECTIVES                                       31
OTHER  INFORMATION                                                          32
FINANCIAL  REVIEW                                                           33

LETTER  TO  OUR  SHAREHOLDERS

     The twelve months ended December 31, 1996, was a landmark period for the U.S. stock market, the European markets, and the Z-Seven Fund. The Dow Jones Industrial Average soared past the 6,000 mark and indexes in London, Paris, and Zurich also hit record highs. In the following pages, we discuss the extent to which Z-Seven participated in the rally.
     Specific stock sector performance varied widely in the volatile market environment. Our approach is not to chase the stocks that the market is rewarding at any one moment, but to stick to our discipline of investing. This discipline may result in short-term periods of underperformance. However, over longer periods of time, we believe the market will continue to reward our long-term growth style of investing.
     We would like to express our gratitude for your confidence in our investment philosophy. Most of all, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

1996  INVESTMENT  RESULTS

     Z-Seven's thirteenth year closed with an 18% annual return on our investment portfolio (before expenses). This increase amounts to $2.47 per share.
     During the last five years, through 1996, Z-Seven's portfolio investment return was 63%. Over the last decade, Z-Seven's investments generated a return of 150%. Most important is long-term performance, and for our thirteen-year history, our investments generated a 413% investment return.

1996  NET  ASSET  VALUE

     During the year, expenses amounted to $.56 per average share outstanding. Deducting this $.56 per share from the $2.47 per share return on our investments, our net asset value is up 11%, from $17.48 a year earlier, to $19.39 before our $2.99 distribution to shareholders of realized capital gains and net investment income. As a result, our net asset value closed at $16.40 after our distributions.
     In the latest three years, the return on net asset value (after expenses) amounted to 34%. For the latest five years, our per share net asset return was 33% cumulatively. Over Z-Seven's latest ten years, our net asset value return equaled 74%. In fact, over our thirteen-year history, we enjoyed a 213% return on our net asset value.

FOURTH  QUARTER  NET  ASSET  VALUE

     Our year ended on an up note. This is the fourteenth quarter out of the past seventeen in which our net asset value has posted a gain. Our net asset value rose during the fourth quarter of 1996, gaining $.28 per share from $19.11 to $19.39, before our net investment income and capital gains distributions to shareholders of $2.99 per share.

1996  CAPITAL  GAINS  DISTRIBUTION  AND  DIVIDEND

     A combination of higher interest rates and poor broad stock market behavior in the United Kingdom caused us (see "Sell Discipline" criterion #5) to eliminate British investments that no longer met all of our purchase criteria. These sales resulted in substantial realized gains which were distributed through a $2.80 per share payment to shareholders. In addition, we made a remainder distribution of $.19 from the previous year. The remainder distribution consisted of $.06 ordinary income and $.13 capital gains.

1996  SHARE  PRICE

     Our National Market System (over-the-counter NASDAQ Symbol: ZSEV) closing
price  was  $20.50  at  year-end  1996.    After  considering  our  combined
distributions ($2.99 per share), net realized capital gains and the dividend paid in 1996, Z-Seven's shareholders earned a return on their investment of $1.24 per share, or 6% for the year.

See how we compare with other funds of our type in comparison charts on the next three pages.

Z-SEVEN'S SHARE PRICE PERFORMANCE FOR THE FIRST SEVEN YEARS OF THE 1990S IS BETTER THAN EVERY OTHER CLOSED-END AND OPEN-END FUND WHICH INVESTS PRIMARILY IN EUROPE.
     We ranked #1 among all domestic general equity closed-end funds, according to The Complete Guide to Closed-End Funds by Frank Capiello, with a total return of 168%, including distributions, for the second half of the 1980s (we went public in 1984). In early 1989, we sold most of our domestic portfolio and reinvested the proceeds in European shares, which offered much better value.
     Our European investments prior to 1989 were few, although they were among our largest. These early European investments were successful, as eleven of the twelve registered gains ranging from 22% to 172%, annually compounded (the only loss was a mere 3%). Altogether the average gain was 62%.
     Financial markets were hit hard in 1990. The recovery in Europe took place later than in the U.S., but has continued to strengthen in 1996. Our portfolio has been dominated (70% to 98%) by European shares for more than seven years.
     Even in 1990, when markets at home and around the world were depressed, Z-Seven turned in a considerably better defensive performance than all other European invested closed-end funds. While many may think our performance in the year of 1995 (#1 among all 98 overseas invested closed-end funds according to Lipper Analytical) made it our best year of the 1990s, it was for us an easy year. We consider that holding our loss to just 2% in 1990, while our competitors lost 16% - 67% (an average of 41%), was an even greater accomplishment.
     Z-Seven Fund, up 58% over the last seven years, is one of only three European invested closed-end funds to have profited at all in the 1990s.


THE  UP  &  DOWN  MARKETS  OF  THE  1990s
LIST  OF  ALL  U.S.  BASED  CLOSED-END  FUNDS  WHICH  INVEST  PRIMARILY  IN  EUROPE*


                                                  DOWN                   UP        UP & DOWN
                                                 MARKET                MARKET       MARKETS
Stock                                  Stock    % Change     Stock    % Change      % Change
Price                                  Price     1 Year      Price     6 Years   Total 7 Years
12/31/89             Fund            12/31/90   12/31/90   12/31/96   12/31/96      12/31/96
---------  ------------------------  ---------  ---------  ---------  ---------  --------------

$ 13       Z-Seven Fund              $  12 3/4     -  2%   $  20 1/2     +  61%          +  58%
  15 1/8   Swiss Helvetia               11 7/8     -  21      19 7/8     +  67           +  31
  10 3/4   U.K.                              9     -  16      13 7/8     +  54           +  29
  13 3/8   First Iberian                 7 3/4     -  42          11     +  42           -  18
  17       Portugal                      9 1/4     -  46      13 3/4     +  49           -  19
  19 1/4   Germany                          11     -  43      12 5/8     +  15           -  34
  17       Italy                        10 1/4     -  40       8 3/4     -  15           -  49
  20 1/2   Austria                          10     -  51           9     -  10           -  56
  31 3/4   Spain                        10 5/8     -  67      11 3/8     +   7           -  64
                                                ---------             ---------  --------------

AVERAGE    (excluding Z-Seven Fund)                -  41%                +  26%          -  23%

*  Includes  funds which have been public prior to December 31, 1989, so that a full 7 years of share  price  data  can  be measured  over up markets as well as down markets.
   SOURCE:  Dow Jones (Wall Street Journal).

   Does  not  include  dividends  or  any  other  distributions  for Z-Seven or any other funds.

   Past  performance  is  no  guarantee  of  future  results.

TOTAL  INVESTMENT  RETURN

     The chart on the previous page simply shows the changes in year-end share prices in percentages. However, share price changes which are not adjusted for distributions reflect only part of the total investment return. Therefore, in the chart below, we added applicable distributions to the share price changes to arrive at total investment return percentages.
     Z-Seven's total investment returns rank #1 among all U.S. based closed-end funds which invested primarily in Europe for the first seven years of the 1990s.


TOTAL  INVESTMENT  RETURNS  FOR  THE  1990s
LIST  OF  ALL  U.S.  BASED  CLOSED-END  FUNDS  WHICH  INVEST  PRIMARILY  IN  EUROPE*


                                                                         DOWN
                                                                        MARKET
                                                      1990              Total                       1991-1996
Stock                                  Stock       Dividends/     Investment Return     Stock       Dividends/
Price                                  Price     Capital Gains          1 Year          Price     Capital Gains
12/31/89             Fund            12/31/90   Distributions**        12/31/90       12/31/96   Distributions**
---------  ------------------------  ---------  ----------------  ------------------  ---------  ----------------

$ 13       Z-Seven Fund              $  12 3/4  $            .13              -   1%  $  20 1/2  $           6.53
  10 3/4   U.K.                              9               .59              -  11      13 7/8              3.87
  15 1/8   Swiss Helvetia               11 7/8               .05              -  21      19 7/8              2.97
  13 3/8   First Iberian                 7 3/4               .96              -  35          11               .91
  19 1/4   Germany                          11               .35              -  41      12 5/8              3.42
  17       Portugal                      9 1/4               .12              -  45      13 3/4               .48
  17       Italy                        10 1/4              1.18              -  33       8 3/4              1.08
  20 1/2   Austria                          10               .42              -  49           9               .40
  31 3/4   Spain                        10 5/8              1.29              -  63      11 3/8              1.20
                                                                  ------------------

AVERAGE    (excluding Z-Seven Fund)                                           -  37%


                   UP              UP & DOWN
                 MARKET             MARKETS
                 Total               Total
Stock      Investment Return   Investment Return
Price           6 Years          Total 7 Years
12/31/89        12/31/96            12/31/96
---------  ------------------  ------------------

$ 13                   + 112%              + 109%
  10 3/4               +  97               +  71
  15 1/8               +  92               +  51
  13 3/8               +  54               -   4
  19 1/4               +  46               -  15
  17                   +  54               -  16
  17                   -   4               -  35
  20 1/2               -   6               -  52
  31 3/4               +  18               -  56
           ------------------  ------------------

AVERAGE                +  44%              -   7%

*  Includes  funds  which have been public prior to December 31, 1989, so that a full 7 years of share price data can  be measured  over  up  markets  as  well  as  down  markets.
   SOURCE:    Dow  Jones  (Wall  Street  Journal).

** According  to  Standard  &  Poors.

   Past  performance  is  no  guarantee  of  future  results.

TOTAL  INVESTMENT  RETURN  LESS  CURRENCY  GAINS

     Z-Seven is one of the few overseas invested U.S. mutual funds that rely solely on its investments, that is, not gambling on currency rate fluctuations. To the best of our knowledge, of nine U.S. based closed-end funds investing predominantly in Europe, we are the only one that regularly protects the value of the European currency rates vs. the U.S. dollar. While some of the others have been fortunate to have had windfall profits during the past seven years, a currency reversal (stronger dollar) will negatively affect their future results. We, on the other hand, did not benefit from the weakened dollar in recent years, and therefore continue to be protected from damage should the tide turn, as it may have already begun to do.
     The following chart adjusts the total investment returns on the previous page for currency gains or losses.



ADJUSTED  TOTAL  INVESTMENT  RETURNS  FOR  THE  1990S
LIST  OF  ALL  U.S.  BASED  CLOSED-END  FUNDS  WHICH  INVEST  PRIMARILY  IN  EUROPE*


                                  ------------  DOWN MARKET        ---------------  ------------  UP MARKET
                                      Total        (Less)           Adjusted Total      Total        (Less)
                                  Inv. Return    % Change            Inv. Return    Inv. Return    % Change
                                     1 Year      In Major              1 Year         6 Years      In Major
Fund                                12/31/90    Currency**            12/31/90        12/31/96    Currency**
--------------------------------  ------------  -----------        ---------------  ------------  -----------

Z-Seven Fund                            -   1%            0   (h)           -   1%        + 112%            0   (h)
U.K.                                    -  11         +  20                 -  31         +  97         -  11
Swiss Helvetia                          -  21         +  22                 -  43         +  92         -   5
First Iberian                           -  35         +  12   ***           -  47         +  54         -  19   ***
Portugal                                -  45         +  10                 -  55         +  54         -  11
Italy                                   -  33         +  13                 -  46         -   4         -  26
Germany                                 -  41         +  13                 -  54         +  46         -   3
Spain                                   -  63         +  13                 -  76         +  18         -  26
Austria                                 -  49         +  13                 -  62         -   6         -   3
                                                                   ---------------
AVERAGE (excluding Z-Seven Fund)                                            -  52%

                                  ---------------  ---------------------   UP & DOWN MARKETS         ----------------------
                                  Adjusted Total           Total                 (Less)                  Adjusted Total
                                    Inv. Return         Inv. Return             % Change                   Inv. Return
                                      6 Years          Total 7 Years            In Major                  Total 7 Years
Fund                                 12/31/96             12/31/96             Currency**                   12/31/96
--------------------------------  ---------------  ----------------------  ------------------        -----------------------

Z-Seven Fund                               + 112%                  + 109%                   0   (h)                   + 109%
U.K.                                       + 108                   +  71                +   7                         +  64
Swiss Helvetia                             +  97                   +  51                +  16                         +  35
First Iberian                              +  73                   -   4                -  10   ***                   +   6
Portugal                                   +  65                   -  16                -   3                         -  13
Italy                                      +  22                   -  35                -  16                         -  19
Germany                                    +  49                   -  15                +   9                         -  24
Spain                                      +  44                   -  56                -  17                         -  39
Austria                                    -   3                   -  52                +   9                         -  61
                                  ---------------                                                    -----------------------
AVERAGE (excluding Z-Seven Fund)           +  57%                                                                     -   6%

*    Includes funds which have been public prior to December 31, 1989, so that a full 7 years of share price data can  be measured  over  up  markets  as  well  as  down  markets.
     SOURCE:    Dow  Jones  (Wall  Street  Journal).

**   vs.  U.S.  Dollar.

***  Average  of  Spanish  Peseta  and  Portugese  Escudo  changes.

(h)  Z-Seven  Fund's  currency  exposure  is  fully  hedged.

     Past  performance  is  no  guarantee  of  future  results.

GOOD  NEWS  IN  1996

     In 1995, twelve investments, in the portfolio for one year or over, increased more than 20%. In 1996, we had fourteen holdings that qualified to be included in the "Good News" section. We will discuss each of these by order of size in the Fund.
     The largest, Swedish drug giant ASTRA AB, had an increase of 25% which included a 20% acceleration in the last quarter due to the approval from the FDA and European authorities for several new drugs. Astra has been active in formulating treatments for asthma and hypertension as well as safe anesthetics used in childbirth.
     The next largest investment, GETRONICS NV, produced an exceptional 153% gain, the highest percentage increase in the entire fund. The company is a
Dutch  provider  of  software  and  consulting  services  for  the information
processing  and  telecommunications  industries,  and    partly  due  to  the
acquisition of a former rival, Getronics has shown impressive sales growth. Operating profits improved 68% in the first half of 1996. In the fourth quarter, Getronics bought a Dutch state-owned payroll processor enabling it to actively assist other European countries with complex technical services.
     L'OREAL, our biggest French investment, achieved a 49% gain. Sales have been very strong due to the acquisitions of Maybelline in the U.S. and Jade in Germany. It has aggressively pursued the Chinese market and in 1996 inaugurated its first Chinese factory. L'Oreal purchased a cosmetic company in Poland to meet the vigorous demand generated by eastern Europe. Its strategy is to expand in areas virtually ignored by other beauty-product firms.
     The Swiss company, NOVARTIS AG (a merger of Sandoz AG and Ciba-Geigy AG),
had  a  share-price  advance  of  45%.     Novartis  is  the  second  largest
pharmaceutical company in the world with a focus on health-care, agribusiness, and nutrition. It has strong upside potential based on cost savings from the merger as well as expectations for new products in the pipeline. The company received FDA clearance on its treatment for hypertension making it the first new pharmaceutical product since the merger.
     CALLAWAY GOLF CO. was up 27%. Sales increased more than 25% over last year and through the third quarter were up over 50%. We see no reason why the share price should not go higher in the long term. Its innovative and successful development and marketing of new products has led to a major problem -
the pirating of their famous line of golf drivers including Big Bertha. Callaway has taken court action in California and the U.K. to defend its patents. It has already won injunctions to stop illegal production and sales.
    LINDT & SPRUNGLI AG, the Swiss premium chocolates company, was up 32% for the year. Lindt & Sprungli enhanced their competitiveness by acquiring an Austrian company that provides them with a local production facility. They have since 1993 embarked on an extensive investment program to upgrade their manufacturing equipment and to advance their technology. This program, funded entirely from internal cash flows, will produce new efficiencies and strengthen operating profits.
      LVMH MOET HENNESSY LOUIS VUITTON, the world's leading luxury goods company, scored a 42% gain this year. LVMH is the largest producer of champagne, which recently set a new record high in sales volume. Income from operations is up 15%. Part of the large increase in share price could have been fueled by speculation concerning the approval by the U.S. Trade
Commission  of  its  purchase  of   the retail chain, Duty Free Stores.  Paris
newspapers reported that LVMH's 1997 profit could increase 30% if this acquisition is completed.
     Shares of AIR LONDON INTERNATIONAL PLC, the aircraft charter broker, rose 54%. Sales and profits benefited from improved business with established clients, a higher level of fee-only business (which improves margins), plus a positive contribution from its French unit, Air Partner International.
     TT GROUP PLC'S share price increased 26%. New acquisitions complementing their diesel generator division contributed to increases in sales and profit margins. The conglomerate has interests in electronics, packaging, building materials, and industrial products. Orders have been stimulated by competitive pricing brought about by cost reduction measures and the ability to reduce lead times resulting from operational changes.
     POLYPIPE PLC, the manufacturer of plastic pipes and fittings and other domestic type products, had a share-gain of 32%. In the fourth quarter, Polypipe acquired a company that designs and produces plumbing products. The market reacted favorably and boosted its share price 19%.
     Our next holding qualifying for this section was CARLSBERG AS, the Danish brewing company. Its annual earnings surprised the market in a positive manner and the share price responded by rising 28%. The company is expanding into Poland and China. Carlsberg is committed to retain its position among the foremost players in the international brewing industry. We expect continued steady growth.
     AUTOPISTAS C.E. SA, our only Spanish holding, is involved in the construction, maintenance, and operation of the Mediterranean and Ebro toll highways. The company's share price climbed 30% for the year, while it continues to achieve consistent profit growth.
     ABBEYCREST PLC, U.K.'s largest designer and manufacturer of gold and silver jewelry, grew 35%. The company's 1996 profit margins were helped by the 1995 reorganization and the latest reported earnings increased 67%.
     WESTFAIR FOODS LTD., a North American retail grocery chain, was down at the end of the third quarter, but recovered and was up 72% for the year. The company experiences wide share-price fluctuations, driven by litigation expectations concerning the rights and obligations associated with its Class A shares.
     This concludes our "Good News" section. However, we would like to mention one more company that had a good year in 1996, but is not part of our year-end portfolio. The company, Airtours PLC, has been one of our holdings for over seven years. Its share price vaulted 35% in the fourth quarter on news it was buying an Italian cruise line with its partner Carnival Corp. For the whole year it gained 123% sparked by record profits. The Airtours shares were sold in our U.K. selling program as they no longer met all of our criteria.

MISTAKES  AND  DISAPPOINTMENTS  IN  1996

     For the purpose of objectivity, we also talk about the investments, held for over twelve months, which lost 20% or more in their market prices. This year, two companies belong in this category. The biggest mistake and disappointment was DAY RUNNER, INC., whose price came down 43%. We did not foresee the impact of logistical problems with Wal-Mart, and the short-fall in revenue and earnings the company announced late in December.
     Day Runner's profit before taxes consistently increased in double-digit numbers during the last six years. In 1996, it showed 43% growth. Day Runner's management increased gross profit margins from 50.2% in 1995 to 52.0% this year, while sales growth slowed to 2.3%. In a rising sales environment profit margins are expected to increase. However, when sales are flat or declining, increases in profit margins are achieved through superb management. To resolve the Wal-Mart problem, Day Runner plans to create new easier-to-stock displays, and to implement a pro-active program in which its own employees will inventory, restock, and reorder products for Wal-Mart.
     For the full 1997 fiscal year (ending in June), Day Runner still expects earnings to exceed those of 1996. Day Runner has an excellent, debt-free balance sheet enabling management to respond quickly to problems. Therefore, this year's "Mistakes and Disappointments" might have a way of turning into next  year's  "Good  News."
     The other mistake and disappointment was UDO HOLDINGS PLC, our smallest position. This group sells services, materials, and equipment to the construction and civil engineering market. The flat U.K. construction market contributed to earnings erosions and its share price declined 26%. UDO is being sold under our U.K. selling program.

1997  OUTLOOK

     Large capitalization stocks in the U.S. are in the midst of a vigorous rally that we hope will be followed by small capitalization shares here and by markets in Europe. Interest rates are the most significant predictor of stock market performance. As long as the U.S. discount rate stays at its current level and we think it will, at least for the short-term, things continue to look good for the long-running U.S. bull market. Clearly overvalued share prices are likely to become even more so.
     British interest rates have begun to rise. The new highs in the market indexes are not supported by the advance/decline line and a bear market in the U.K. might be forthcoming. Subsequently, we took the necessary steps to sell U.K. positions in our portfolio that no longer qualify under all seven criteria. Regardless of macro conditions, we are a bottoms-up value/growth fund. Preparing for the worst and hoping for the best, we might have new buying opportunities in the near future.
    French, Swedish, and Spanish interest rates declined last quarter, and interest rates in Denmark have the potential to fall, so our holdings may continue to benefit from monetary easing in these countries. The majority of our portfolio is still invested in European equities of companies that continue to achieve consistent operating results. Therefore, the outlook for 1997 is quite favorable.
     All too often, the Z-Seven Fund might appear to you as a one-man show. While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.
     I would like to thank all those who have demonstrated confidence in my growth/value discipline. At Z-Seven, I have been very fortunate to work with some of the best and brightest people that I could have hoped for: Carol (our Corporate Secretary and Regulatory Compliance Officer), Laurie (our Treasurer and Chief Financial Officer), Cindy, Aleshia, Jordan, Carolyn, and Cynthia.
     Likewise, our Attorneys: Susan, Rey, and Louis; Accountants: John, Tom, and Darryl; Graphics people: Kathy, Dennis, and Barbara; Brokers: Dennis, Francis, Josh, and Bill; FX Currency Hedger: Bob; Conference people: Kim, Charles, Deborah, and Karen; Bankers: Aletha and Nat; and even Garth and Victor (our daily U.P.S. men) have all lived up to the term "professional" and then some.
     Finally, our directors, Rochelle, Tom, and Jeff, have each had a significant portion of his/her financial portfolio invested in Z-Seven.
Through  their  caring  support,  they  each  make  Z-Seven  even  better.

Sincerely,

Barry  Ziskin                                        February  6,  1997

P.S.   Congratulations to Sir John M. Templeton on his fifteenth appearance as the special guest on Louis Rukeyser's Wall Street Week. We have all benefited from your wisdom and experience as the pioneer of global investing.

P.P.S. Congratulations  to  my  daughter  on  her  twelfth  birthday.


Our  Buy  and  Sell  Disciplines  Are  Detailed  Next.

STOCK  PURCHASE  CRITERIA  AND  SELL  DISCIPLINE

     Among the features which set the Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection, and its strict sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process. Thousands of publicly held companies throughout the developed world are analyzed yearly. To provide meaningful examples, we use only our biggest investments to illustrate our criteria. This way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

ACCOUNTING  PROCEDURES:
RELIABILITY  AND  CONSERVATISM

     "Companies must not defer operating expenses or prematurely realize revenues and must have an auditor's report on financial statements that is unqualified in all material respects."

     Without the credibility of conservatively reported earnings and balance sheet information the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through manual analysis.
     The average investor can determine the difference between conservatively reported profits for income tax purposes vs. profits reported to shareholders (book income) by reviewing the income tax footnote of an annual report (SEE BOX BELOW).
     Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

Example:   Current  tax     $30  million
           Deferred  tax     10  million
                             -----------
           Total  tax       $40  million

     This company actually paid only $30 million of the $40 million of the tax it reported on its income statement. In our analysis we adjust earnings downward  to  reflect  the  more  conservatively  reported  figures.
     Deferred taxes usually are the result of "temporary differences." Different depreciation methods are used for tax purposes vs. financial reporting. The "accelerated" method, used for tax purposes, will show a higher depreciation expense and, therefore, lower earnings.

For financial reporting purposes, a straight-line basis is used and a lower depreciation expense is shown which results in a higher net income.
    Watch out for those differences in recognizing income and expenses which cause deferred taxes to increase consistently year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.
     In some European countries such as France and Switzerland, the "Provisions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, only a handful of public companies make this disclosure which tells how conservatively earnings are being reported. If this vital data is not available, we simply do not invest in that company.
     During the previous decade (the 1980s), the earnings reported to the shareholders by the average S&P 500 company were 23% higher than earnings reported to the IRS!
     Callaway Golf was our best example for reliable and conservative accounting procedures last year. We mention them again, because their conservatism is most evident in how they understate their reported earnings. CALLAWAY GOLF CO., our tenth largest investment, has no debt and ample cash. Both are signs of conservative management. Since going public, Callaway has done just the opposite of most companies. It actually reported, on average, 17% more conservatively to its shareholders than it has to the IRS. Although the year just past has not yet been reported, our guess is that it will be year #5 of ultra-conservative accounting.
     This year, we have an example of a company that, in its latest annual report, did not disclose all the financial information that we require in regards to deferred taxes. GETRONICS NV, our seventh largest holding, stated:
"As at year end, the Group has extensive deferred tax debits not accounted for
in  the  balance  sheet"   Getronics is not fully disclosing the deferred tax
information. Therefore, its shares will be sold. If we feel we can no longer trust a company's numbers, then it is irrelevant whether the numbers presented are good. Getronics has been a good performer over the years, with a ten-year compounded growth rate of over 30%. The last couple of years, Getronics' share price has increased dramatically. However, we are committed to our carefully determined set of rules designed to reduce risk. We will invest only in companies that disclose their financial situation fully. We will not take the chance if we can not rely on a company's numbers.

CONSISTENCY  OF  OPERATING
EARNINGS  GROWTH

     "At least 10% growth in adjusted pre-tax income in each of the six most recent years."

     As we search for the best managed companies, we look for companies that have predictable earnings growth regardless of changes in the economy, or their particular industry or product area. We only invest in those companies that do well in difficult and prosperous times.
     The S&P 500 Index has suffered four years of down earnings over the latest decade of reported earnings (1985-1995). By contrast, the companies in our portfolio have averaged less than one down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio will result in higher long-term results.
     When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for interest and investment income and extraordinary items.
We also adjust for tax accounting to put each year on comparable and conservative footing.
     We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.
     Many companies appear to have consistent growth due to their planned timing of significant accounting events which have nothing to do with the true operating picture. The extra work we put into the analysis is worth the effort  to  find  companies  that  are,  in  fact,  the  best  managed.
     ASTRA AB, the leading Swedish pharmaceutical manufacturer, is our fifth largest holding. Over the last six years, Astra's adjusted pre-tax income has grown more than 22% each year. In both 1992 and 1993, growth was over 35%. In the most recent two years, Astra increased their research and development investments by 40% and 29%. While this slowed growth for these years, they are positioning themselves for accelerated future profit growth.

     Astra has several niche products which dominate their markets. The fastest growing product, anti-ulcer wonder drug Losec, has received international recommendation and approval in thirty countries as the first-line therapy, used in combination with antibiotics, for the treatment of ulcers. The previously recommended remedy, Glaxo's Zantac, was by far the largest selling drug of any type in the world. As Losec replaces Zantac, Astra should continue to grow as fast or faster than any other drug company.

STRENGTH  OF  INTERNAL  EARNINGS  GROWTH

     "Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period."

     Over a six-year period each company must triple its operating profits to qualify as an investment. During the 1970s, high inflation made it appear that earnings were growing at a phenomenal rate. Today, with virtually no inflation to hype the numbers, companies must achieve true growth on their own.
     The criterion for accounting procedures assures us that we have credible reported figures. Let us define quality growth companies. Our criterion of consistency in operating earnings growth identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion of strength in internal-earnings growth further reduces risk by seeking companies that meet all the previous criteria and in addition show an extraordinary earnings-growth track record.
     Many brokers strive to sell "emerging growth" companies based on future earnings expectations, rather than his-
toric results, which substantially increases the investment risk. The losses many investors suffered in these "emerging growth stocks" during the periods 1969 to 1974, and 1983 to 1984, as well as at other times, brings back painful memories. Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.
     How can there be risk in consistent and slow growth? Even if a company meets all the other criteria for quality and value, slow growth is a risk factor which needs to be addressed by the successful investor. The following chart examines two stocks, the average S&P 500 company ("Company Y") and the average Z-Seven Fund holding ("Company Z").



Example  on  following  page.



"HOW  STRONG  GROWTH  REDUCES  RISK"
Both  stocks  are  bought  at  a  price  of  $24  (eight  times  current  year  earnings  of  $3 a share).


Company Y                                             Company Z

   This stock  meets   all   of   our   criteria         This stock meets all of our criteria with  no
except   that  earnings only grow at   an             exceptions.   Earnings   growth    averages
average rate of 9%, annually  compounded,             36%,   annually   compounded,    the     more
just  as  the  S&P 500 does. This Company             conservative  (excluding  Callaway) average
does not move cyclically like  the  S&P               for  companies in Z-Seven's portfolio. Since
500,  and   therefore   we  will  project  two        it  meets all  of  our criteria,  "Company Z"
consecutive   years of earnings growth.  It           not only  has much stronger growth, it also has
does not hype its reported  earnings the  way         consistent    growth    and    conservatively
the average S&P 500 company does, so                  reported  earnings.  We  will also project
we will not have the  need  to  adjust  them.         two  straight  years  of  earnings  growth in
                                                      this example.

Year One of a Two-Year 1973-1974 Style Bear Market:

   Company Y's earnings grow from $3.00                  Company Z's earnings grow from  $3.00
to $3.27  a  share  and the  P/E ratio drops          to  $4.08  a  share  and  the  P/E  ratio still
from 8 to 6.                                          drops   from  8  to  6  despite   the   strong
                                                      growth.

Year Two of a Two-Year 1973-1974 Style Bear Market:

   Company Y's earnings only   grow from                 Meanwhile, Company Z's earnings grow  from
3.27 to $3.56 per share. Its P/E  falls fur-          4.08 to $5.55 per share.  Its P/E will probably
ther  from  6  to  4  times  earnings. Some           hold  up  better.  Still,  we will assume that this
bear  markets  actually  are  this  brutal            worst-case scenario bear  market  shows  no
This multiplies ($3.56 x 4) out to a share            mercy , driving even Company Z's  P/E from 6
price of only   $14.24  at  the  end of the           down to 4 times earnings. This results in a
second year.                                          share price of   $22.20  ($5.55 x 4).
   A 41% loss in a two-year  investment                  Capital preservation ($22.20 vs. a  $24
($14.24 down from $24) is suffered even               starting price two years earlier) in Company Z
though  the   stock   was   bought   at  an           shares, in this worst-case scenario bear market,
undervalued price (eight times earnings),             is the result of  reducing  risk   through  value,
the  accounting  was  conservative,   and             quality, and 36%, annually compounded, growth in
earnings  continued  to  grow consistently.           earnings!
Clearly the biggest risk factor in Company
Y shares was that earnings growth at the
S&P rate of  9%  a year  is just too slow!

     The company we selected to demonstrate the internal growth criterion is NATIONAL DENTEX CORPORATION, our sixth largest holding. National Dentex is one of the large chains of dental labs. Since 1988, National Dentex has experienced a compounded growth rate of 44%. Over the last six years, its earnings have grown substantially. Four of the six years had earnings growth of over 40%. Their growth strategy involves buying small labs to expand geographic coverage as well as local market share. This strategy should provide continued strong earnings growth in the future.

BALANCE  SHEET:    WORKING  CAPITAL

     "One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price)."

     "Current  ratio"  means  current  assets  divided by current liabilities.
"Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.
     For a retailer or wholesale distributor, the current ratio is the best measure of working capital since their businesses have high inventory requirements. For a service company, there are no inventories thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.
     DAY RUNNER, INC., our largest holding, has an excellent balance sheet. The company has no long-term debt and cash flow covers all of its liabilities. Day Runner meets both ratios, a current ratio of 5.39 and a quick asset ratio of 3.97. With a strong balance sheet and healthy cash flow Day Runner is in an excellent position to pursue sensible acquisition opportunities.

BALANCE  SHEET:    CORPORATE  LIQUIDITY

     "Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest 12 months' cash flow. 'Cash flow' means net income plus depreciation, amortization, i.e., the difference between revenues and all cash expenses (including taxes)."

     The average S&P 500 company has massive debt (both long-term and short-term) totaling more than ten times its working capital.
     While many companies in our portfolio have no debt at all, the total debt of the average Z-Seven stock is only 61% of its working capital, even including Seton Healthcare PLC.
     LLOYD THOMPSON GROUP PLC, our third largest investment, has a very strong balance sheet with no long-term debt. In analyzing companies, we find that strong balance sheets, with high current and quick asset ratios, usually go hand-in-hand with good corporate liquidity (low or zero long-term debt). Lloyd Thompson is an extremely good example of this criterion. The company reached an agreement with JIB Group to merge their insurance businesses. The new company will be renamed Jardine Lloyd Thompson Group PLC. The proposed merger is structured to be implemented without affecting corporate liquidity through a stock trade. The merger is believed to bring significant strategic advantage to the businesses, enhancing international operations, allowing the development of new products, and increasing revenue growth.

PRICE/EARNINGS  MULTIPLE  AND
OWNER  DIVERSIFICATION

     "Shares must sell for less than 10 times our estimated earnings per share for the current fiscal year."

     "Less than 10% of outstanding shares must be held by investment companies other than Z-Seven."

     The Price/Earnings Multiple and Ownership Diversification criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it has been in the past. The Price/Earnings Multiple criterion is the more relevant of the two requirements. The following examples will therefore focus only on value using the price/earnings ratio.
     In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times
earnings.    The  opposite  has  held  true  during  a  period  of  general overvaluation.
     Currently,  a greater number of stocks meeting all our criteria are found
in  Europe.    We  believe  that  the  U.S.

market at this time offers very few quality growth stocks at undervalued prices. This belief is confirmed by in-depth research which discovered only a few stocks that met all seven criteria.

     When  we  looked  for  value  this  year,  where  did  we  find  it?
     This  year,  most  of the value we found was in the United Kingdom.  Four new investments were added from the United Kingdom and only one from the United States. More than three-quarters of our portfolio is invested in Europe, although we still have several large domestic holdings.
     As examples of our "Price/Earnings Multiple" (value: price/earnings under ten) criterion, we are using two of our British holdings which are among our seven largest.
     Z-Seven's  second largest holding is  FAIRWAY GROUP PLC.  The company has
three  divisions:    print  facilities  management,  print  finishing,  and
educational supplies. First-half profits for 1996 were held back due to difficult market conditions in the print finishing and educational supplies divisions. In addition, the development costs to set up the archiving business of Metrofile were higher than anticipated and there was a temporary constraint on its ability to absorb available new business. But, sluggish 1996 results should provide a springboard for easy 1997 comparisons. For this reason, we think earnings will approach 9 pence in the new year. Its market shares traded at 75 pence, eight times earnings at year-end. New acquisitions increase Fairway Group's market share and widen its range of activities. As a comparison, we want to talk about Domino Printing Sciences, another U.K. company in the same industry. Their earnings have been very inconsistent over the last six years. Even after a sharp drop from their 1995 profit margins, they still trade at 44 times earnings. Fairway Group is quite a bargain with a ten-year compounded growth rate of 34%.
     WASSALL PLC, our fourth largest position, was trading at 319 pence at year-end. That is over nine times our 1997 estimated earnings. The earnings were estimated based on an earnings increase of 36% at the half-year point. Wassall has a ten-year compounded growth rate of over 91%. SpecTran, a U.S. company in the cable industry comparable to General Cable, Wassall's cable division, has a price/earnings multiple of 45. This company offers little value with earnings down over 84% in 1994 and current earnings levels still under its 1993 profits. By comparison, Wassall's pre-tax profits have been up over 35% annually for the last six years through tight management, clear direction, and a highly effective acquisition strategy. We are adding Wassall shares to our portfolio to bring the holding to a full-size (ten percent) position, since it is a real value company.
     There is plenty of value in Z-Seven's portfolio besides Fairway Group and
Wassall.    According  to  our  earnings  estimates,  Z-Seven's  average price/earnings  ratio  is  just  eight  times  our estimate of  1997 earnings.
     By  sharp  contrast,  the  S&P 500 companies (index  at year-end 1996 was
740.74) had an average market value of more than eighteen times the $40.71 "Top Down" estimate of 1997 earnings made by the Institutional Brokers Estimate System (I/B/E/S). The current price/earnings multiple of 8 for Z-Seven's portfolio offers outstanding value at a 56% discount to the S&P 500 price/earnings multiple of 18.
     There are, however, significant differences in the quality of reported earnings. For the decade of the 1980s, S&P 500 companies reported earnings to the financial community, on average, 23% higher than the more conservative set of books used for income tax reporting. Adjusting the estimated $40.71 earnings for the S&P 500 companies to conform with conservative tax accounting results in only $33.10 in estimated earnings for 1997. Thus, the S&P 500 companies were selling for more than 22 times their estimated tax-purpose 1997 earnings at year-end 1996.
     On the other hand, Z-Seven's companies report their earnings just as conservatively to the public as they do for tax purposes. Comparing S&P 500 companies using the more conservative tax basis of reporting earnings, shows that Z-Seven's portfolio is an even greater bargain than it might first appear. On the basis of conservative tax accounting, Z-Seven's adjusted price/earnings multiple is 8, which is actually a 64% discount to the S&P
500's    price/earnings  multiple  of    22  times.
     Over the last ten years, Z-Seven's companies have increased their earnings at a 43% rate, annually compounded. Even without Callaway, our portfolio has achieved a 36% growth rate, which is four times the 9% growth rate for S&P 500 earnings.
     Is there still something missing from the picture? Absolutely! The answer is obvious: investing in the S&P at its year-end close of 740.74 is by no means a free ride! Sure you get their $33.10 (tax basis) in earnings. What you may not have counted on is that you also get their 19.93 in net debt (over and above cash).

     Since the S&P 500 companies have 19.93 more debt than cash, the S&P 500 is really selling at more than it appears, as this hidden debt load means that at 740.74, you are really paying 760.67 (adding in 19.93 in net debt over cash) for the S&P 500's earnings. The price/earnings multiple on the net debt-adjusted S&P 500 of 760.67 is nearly 23 times their 1997 estimated tax-purpose earnings of $33.10.

     WHAT  ABOUT  Z-SEVEN'S  PREMIUM  TO  NET  ASSET  VALUE?
     At year-end, buying Z-Seven shares meant paying a premium of 25% over net asset value. Adjusting our portfolio companies' earnings to the more conservative tax basis, and adjusting the price/earnings multiples in our portfolio taking into account the excess of debt over cash on our companies' balance sheets (and doing likewise for the S&P 500 companies) means that even paying a 25% premium on Z-Seven's net asset value can be a bargain! Especially, if you have to pay over four times the S&P 500 companies' book value (net asset value) to buy the S&P 500, which means paying a premium of 325%.

SELL  DISCIPLINE:    BASED  UPON  THE
SAME  COMMON  SENSE  CRITERIA  AS
FOR  STOCK  SELECTION

     Investors often comment that portfolio managers and analysts have many reasons why to purchase shares in a company and never come to terms with which ones to sell and why. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.
     Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept which has been the guiding principle for Barry Ziskin as a money manager.
     There are seven events which will cause us to IMMEDIATELY ELIMINATE shares from our portfolio:
     1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION. Once the company begins to hype their reported figures or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as nearly all companies which have once met this most important criterion continue to do so.

     While other criteria may cease to be met without having to eliminate the holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.
     2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN IMMEDIATE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that if it is necessary to sell the shares we try to do so before the bad news is out and the price drops.
     A long-term change in our companies' profitability and growth happens infrequently, so, like our first rule for immediate elimination, we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. Therefore, it is our desire to maintain smaller positions in these companies.
     We still take immediate and prudent risk-reduction action even in these cases, and, in those markets still benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks which continue to meet all the purchase criteria. Why do we not just eliminate them immediately and reinvest all of the proceeds into those stocks which continue to meet all of the criteria?
     Most often, alarm bells do not ring! Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. This most often occurs in bear markets and during recessions when panic runs rampant.
     3. THE BREACHING OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be eliminated when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short-term. Following this rule has saved us money several times over the years.
     4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented.
     A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses or temporary shifts between short-term and long-term debt is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the immediate reduction of our exposure to risk by selling the position to one half of the targeted size for stocks which meet all our other criteria.
     5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDEXES (BLUE CHIPS) VS. INDIVIDUAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.
     As we explained under "Sell Discipline" criterion #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely eliminated, if both monetary policies and divergent market trends occur. It would take these companies six years to requalify regardless of their ability to achieve continuous growth in operating profits.
     During 1996, conditions in the United Kingdom caused us to reduce and ultimately eliminate holdings which no longer met the "Consistency of Operating Earnings Growth" criterion. In the case of Airtours, the earnings consistency criterion was breached in the 1995 fiscal year and the position was reduced. In 1996, its market price was at a high and we sold the remaining shares at a substantial gain.
     6.    WHEN  NEGATIVE  MONETARY  AND  DIVERGENT  TREND SIGNALS PERSIST, WE
ELIMINATE ALL REMAINING INVESTMENTS WHICH NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.
     As part of the 1996 United Kingdom selling program, we reduced TT Group PLC because of a breach in the "Balance Sheet: Working Capital" criterion. Polypipe PLC and Tomkins PLC were reduced because they no longer met our "Price/Earnings Multiple" criterion.

     7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING PRIVATE TRANSACTION, OUR DESIRED HOLDING PERIOD, WHICH IS FOREVER FOR WELL-MANAGED COMPANIES WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT ABRUPTLY SHORT.
     The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies which meet our stringent criteria for consistency and magnitude of earnings growth, working capital, corporate liquidity, and accounting procedures, are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times current year earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.
     While the acquiring company always pays the exiting shareholder a higher price than current market (to make us believe we are getting a good deal), there is every motivation on their part to buy our shares for less than they are really worth. In the case of going-private transactions, if the insiders already control the votes, they can practically "steal" their own company because the control block prevents any competition in bidding.
     In 1996 we had the unusual situation, that none of our holdings were taken over or went private.



"How  Has  Our  Portfolio  Performed?"  -  See  next  page  for  details.

HOW  HAS  OUR  PORTFOLIO  PERFORMED?

PERFORMANCE  OF  THE  LARGEST  TWELVE  INVESTMENTS  IN  1996

     Two of our "Golden Dozen" (largest twelve) are new investments, Fairway Group and Protean. Our top dozen investments represent 70% of our portfolio at December 31, 1996.
     Seven out of twelve were up 14% or more. Among these, Getronics led with a 153% gain, followed by L'Oreal and Novartis with 49% and 45%
respectively,  and  Callaway  with  27%  and  Astra  25%.
     1. DAY RUNNER, INC. is our biggest position at year-end, accounting for over 8% of our net asset value. Day Runner is one of the largest manufacturers of paper-based organizers for the retail market. We began buying Day Runner in December 1995. At that time, reported earnings were accelerating and earnings per share were up 63% compared to 55% in the prior
reporting  period.    So,  why  did  the  share  price  fall  43%  in  1996?
     At the end of March 1996, Day Runner reported quarterly results that were up only 10%, which did not meet analysts' expectations. Subsequently, the share price dropped 25%. The next quarter's earnings were up 55%, but the share price was unchanged. The quarter ended September 1996, resulted in a 16% increase in earnings and the market price dropped about 10%. In late December 1996, the company warned of a 15% earnings shortfall and analysts accordingly reduced their estimates. The market reacted with the fall in price that resulted in the 43% decline for the entire year.
     In a mature bull market, short-term market prices are driven by expectations. Although earnings are up, the market price can fall due to earnings that do not meet the market's expectations. In the long-term, market prices are driven by actual earnings. Day Runner's fiscal year results for 1995 were up 29% and for 1996 were up 43%. Although Day Runner reported a down quarter ending December 1996, it was better than expected. The share price as of this writing has increased about 17%.
     2. FAIRWAY GROUP PLC, one of our new investments, was first purchased in September 1996. Fairway is a U.K. company providing print facilities management for large corporations, finishing services for the printing
industry,  and  distribution  of  educational  supplies.    Difficult  market
conditions required Fairway to announce that earnings would be above last year, but significantly lower than current market expectations. The market reacted unfavorably and Fairway's share price has dropped 23% since we bought it. Fairway has a history of good management that has produced consistent results. A strong balance sheet should assist Fairway's management in resolving current problems and building future business.
     3. LLOYD THOMPSON GROUP PLC, the international insurance broker, had a share-price increase of 14%. This British company participated in the recent industry-wide consolidations by agreeing in late December to merge with another London firm, Jardine Insurance Brokers. The anticipated merger should result in significant strategic advantages and create a leading international reinsurance business. Future earnings will benefit from cost savings in their London market operations.
     4. WASSALL PLC, the British industrial conglomerate with diverse interests, was up 18%. Its divisions are involved in the manufacture and distribution of copper wire and cable, adhesives and sealants, bottle closures, office furniture, and travel goods. Shares in Wassall were lifted by positive comments from its chief executive as well as a substantial increase in profits. With a strong balance sheet and healthy cash flow, Wassall continues to be in an excellent position to pursue acquisition opportunities.
     5. ASTRA AB, one of the fastest growing pharmaceutical companies in the world and part of our "Good News" section, had a gain of 25%. This Swedish company is very strong among leading competitors in many markets - Europe, North America, Australia, and Asia - and across a number of products. Astra plans to continue its long-term growth by expanding outside Europe through a number of strategic marketing agreements and the development of new drugs.
     6. NATIONAL DENTEX CORPORATION, the leading U.S. dental lab, was down only 18% due to a modest gain in the last quarter which took it out of the
"Mistakes  and  Disappointments"  section.    This  decline  consolidates  the
unusually strong 1995 advance of 158% to a two-year advance of 141%. The company has a good track record in buying smaller regional labs and improving their performance. In the short term, profit margins usually dip during the turnaround process as the company merges personnel and updates systems. We have confidence that their past history will show good results for the future.
     7. GETRONICS NV, already mentioned in the "Good News" section, rose 153%, resulting from exceptional sales and profit growth. We first began buying this Dutch service and maintenance firm six years ago and have been rewarded with consistent earnings growth. However, Getronics did not disclose all the financial information that we require in their latest annual report and its shares will be sold (see our "Accounting Procedures: Reliability and Conservatism" criterion).
     8. L'OREAL, our largest French investment, showed a gain of 49%. Profits are accelerating for the world's largest cosmetics and hair care firm. For further details, see the "Good News" section.
     9. NOVARTIS AG, our largest Swiss investment, had a substantial market price increase of 45%. Novartis, formed in December 1996, by the merger of Sandoz and Ciba-Geigy, has yet to report their first financials as a merged company.
     10. CALLAWAY GOLF CO. was up 27% for the full year. Callaway introduced the new Bobby Jones Series putters and aims to be the number one supplier of golf putters within the next year.
     Callaway demonstrates attractive qualities including ultra-conservative accounting and underreporting of its earnings (see our "Accounting Procedures:
Reliability and Conservatism" criterion), a debt-free balance sheet, and rapid and consistent earnings growth.
     11. WEETABIX LTD., one of Britain's largest breakfast cereal companies, is down 9%. About 25% of its sales are in the U.S. market where competition has been fierce and a price war resulted in pressures on profit margins. Another factor of concern is the rising world-wheat price. As of this writing, the share price is up almost 14%.
     12. PROTEAN PLC, one of our new investments, is the last of our "Golden Dozen." This United Kingdom water purification and laboratory equipment supplier had a decline of 34%. The sharp drop in its market price was due to the deteriorating financial performance of a German unit. The Protean board of directors evaluated the situation and promptly replaced the manager of the German division with the managing director (fluent in German) from its successful U.K.-based unit. We believe the underlying strength of this fundamentally sound investment will produce a turnaround in the future. Protean is up almost 18% as of this writing.



Performance  and  Financial  Information
     For  performance,  earnings growth, and balance sheet statistics on our twelve largest investments (comprising 70% of our
12/31/96  portfolio  market  value),  we  have  put  together  the  following  table  for  your  convenience:


                                                  Earnings Growth                            Current Balance Sheet
                                                   (1985-1995)(a)                                  Total Debt
                                       # of                           Annually               (long and short -term)
                                       Down                          Compounded                      as%of
                                       Years                          Earnings                                        Working
                                   for Earnings                     Growth Rate     Cash                              Capital
                                   -------------                    ------------  ----------                          ---------

1.      Day Runner, Inc.                   0 (b)                        +64% (b)              NO DEBT!
2.      Fairway Group PLC                      2                            +34%  1,086% (n)                               205%
3.      Lloyd Thompson PLC                     0                            +23%              NO DEBT!
4.      Wassall PLC                            1                            +91%        159%                                58%
5.      Astra AB                               0                            +28%         11%                                10%
6.      National Dentex Corp.              0 (b)                        +44% (b)          7%                                 4%
7.      Getronics NV                           0                            +30%          2%                                 2%
8.      L'Oreal                                0                            +17%        120%                                82%
9.      Novartis AG                            0                            +19%         74%                                73%
10.     Callaway Golf Co.                  0 (j)                    +180% (j)(m)          4%                                 2%
11.     Weetabix Ltd.                          0                            +14%         23%                                25%
12.     Protean PLC                            1                            +29%        119%                                56%

Z-Seven Average (Total Portfolio)          1 (l)                        +43% (m)    325% (n)                            61% (o)

S&P 500                                        4                             +9%        321%                             1,004%





                                   --------------      Share Price      --------------
                                      Year End           Year End              %
                                        1995               1996             Change
                                   ---------------  ------------------  ---------------

1.      Day Runner, Inc.                    34 1/2              19 1/2             -43%
2.      Fairway Group PLC                           NEW INVESTMENT (c)
3.      Lloyd Thompson PLC                  167(d)                 190             +14%
4.      Wassall PLC                        270 (d)                 319             +18%
5.      Astra AB                           263 (e)                 329             +25%
6.      National Dentex Corp.               24 1/2              20 1/8             -18%
7.      Getronics NV                 18 3/5 (f)(g)            46  9/10            +153%
8.      L'Oreal                          1,311 (h)               1,954             +49%
9.      Novartis AG                       1,056(i)               1,533             +45%
10.     Callaway Golf Co.                   22 5/8              28 3/4             +27%
11.     Weetabix Ltd.                    2,650 (d)               2,400              -9%
12.     Protean PLC                                 NEW INVESTMENT (k)

Z-Seven Average (Total Portfolio)                                                  +25%

S&P 500                                     615.93              740.74             +20%

(a)          Companies  which  have  fiscal  years  already  reported  for  1996  have  been updated to 1986-1996 information.
(b)          1988  was  first  profitable  year.
(c)          Made  in  September  1996.
(d)          Prices  in  British  Pence  per  share.
(e)          Prices  in  Swedish  Crowns  per  share.
(f)          Adjusted  for  4-for-1  stock  split  in  1996.
(g)          Prices  in  Dutch  Guilders  per  share.
(h)          Prices  in  French  Francs  per  share.
(i)          Prices  in  Swiss  Francs  per  share.
(j)          1989  was  first  profitable  year.
(k)          Made  in  January  1996.
(l)          Average  (weighted)  is  0.63.
(m)          Excluding  Callaway  Golf,  Z-Seven  weighted  average  earnings  growth  rate  is  reduced  to  36%.
(n)          Excluding  Fairway  Group and Seton Healthcare, Z-Seven weighted average total debt as percentage of cash is 51%.
(o)          Excluding  Seton  Healthcare,  Z-Seven  weighted  average  total  debt  as  percentage of working capital is 41%.

BONUS/PENALTY  PERFORMANCE  INCENTIVE

     Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (15% for Z-Seven vs. 5% for the S&P 500) for the Advisor to earn a minimum quarterly bonus of one quarter of one percent.
     If the S&P 500 gains 5% over the latest twelve months, Z-Seven Fund's net asset value performance must show a return of 105% (beating the market by a full 100 percentage points) in order for the Advisor to earn the maximum quarterly bonus of 2 1/2%.
     This unique bonus/penalty arrangement between Z-Seven Fund and its Advisor is not just theoretical; it is one resulting in actual payments to or by Z-Seven Fund's Advisor. For example, in 1992, British small cap stocks and other European-traded shares underperformed compared to U.S. blue chip stocks, a result of a selling panic due to uncertainty over the European Union's Maastricht Treaty. Though it might have been more appropriate to compare Z-Seven Fund's performance to London's Unlisted Securities Market Index (since most of the Fund's portfolio was invested in the U.K.), it was instead compared to the S&P 500, as per the arrangement. This comparison resulted in the Advisor paying penalties to the Fund in excess of $230,000.

OUR  UNIQUE  BONUS/PENALTY  PERFORMANCE  INCENTIVE  TABLE  FOLLOWS.



Bonus/Penalty  Performance  Incentive


Trailing 12 months                  Quarterly
Percentage Point Difference  Bonus Or Penalty

0   to    9.9                               0%
10  to 14.9                    1/4   of     1%
15  to 19.9                    3/8   of     1%
20  to 24.9                    1/2   of     1%
25  to 29.9                    5/8   of     1%
30  to 34.9                    3/4   of     1%
35  to 39.9                    7/8   of     1%
40  to 44.9                                 1%
45  to 49.9                             1 1/8%
50  to 54.9                             1 1/4%
55  to 59.9                             1 3/8%
60  to 64.9                             1 1/2%
65  to 69.9                             1 5/8%
70  to 74.9                             1 3/4%
75  to 79.9                             1 7/8%
80  to 84.9                                 2%
85  to 89.9                             2 1/8%
90  to 94.9                             2 1/4%
95  to 99.9                             2 3/8%
100 or more                             2 1/2%

Performance  Comparison:
Fund Net Asset Value (even after all ordinary expenses) vs. expense-free S&P 500 Index for latest 12-month period.

Z-SEVEN  TAX  INFORMATION  STATUS

     In 1996, the Fund declared a distribution of $2.80, which represented estimated long-term capital gains for 1996, and $.19, which represented undistributed net investment income and long-term capital gains for 1995.
     For years in which the Fund retains and pays taxes on realized capital gains, tax paying shareholders must include in their gross income their portion of the Fund's realized capital gains and they are entitled to claim a credit (or a refund for non-tax paying shareholders) for the tax paid by the Fund on such gains. In addition, shareholders are entitled to increase the tax cost basis of their shares by the remaining undistributed gains (the net amount retained by the Fund after it pays the tax). Following is a history of undistributed capital gains and the related taxes paid by the Fund:


               PER  SHARE  AMOUNT


         Undistributed                 Z-Seven's
         Capital                      Payment of      Tax Cost
         Gains                     -     Taxes     =  Write-up
         ------------------------     -----------     ---------

1984-85  $  0                        $          0    $        0
   1986  1.65                                 .44          1.21
   1987  2.11                                 .68          1.43
   1988  3.10                                1.05          2.05
   1989   .54                                 .18           .36
1990-92     0                                   0             0
   1993  1.28                                 .45           .83
   1994   .14                                 .05           .09
1995-96     0                                   0             0
                                                      ---------
         Total Tax Cost Write-up                     $     5.97


     For an original shareholder, the initial purchase cost of $15 per share is first adjusted to $10 per share for the stock split in 1986. Then, the total of $5.97 per share in tax cost write-up is added to the split adjusted $10 per share cost to allow the shareholder a $15.97 per share tax cost basis on his/her Z-Seven shares.

INVESTMENT  POLICIES  AND  OBJECTIVES

      Since the last filing by the Fund of an update to Form N-2, the Board of Directors has adopted and approved the following changes to the Fund's investment policies and objectives:

FOREIGN  SECURITIES

     The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers. At December 31, 1996, the Fund had total assets in the amount of $22,912,244 with 1,392,617 shares outstanding. Approximately 65% of its total assets (78% of its portfolio) at December 31, 1996, were invested in foreign securities.

OPTIONS  ON  STOCK  INDEX  FUTURES

     The Fund may consider from time to time (but at present has no intention to pursue) the purchase and sale of call and put options on stock index futures traded on a recognized domestic, national or foreign stock exchange or board of trade as an alternative method of hedging market fluctuations; purchases and sales of options will also be made to close out open option positions. The Fund's Board of Directors has approved these special investment techniques as an alternative means of protecting the portfolio, when in the Advisor's opinion, such hedging transactions may reduce risk in anticipation of adverse price movements. No such transactions occurred during 1996 or the previous seven years.

FOREIGN  EXCHANGE  CONTRACTS

     The Fund engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign exchange contracts, this additional hedging method gives the Fund the ability to invest all of its assets in common stocks, including assets that were previously unavailable when hedging with put options.

OTHER  INFORMATION

REINVESTMENT  OF  DIVIDENDS  AND  CAPITAL  GAINS

     In 1996, the Fund implemented a dividend and capital gains distribution reinvestment program. Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact ChaseMellon Shareholder Services, our Transfer Agent, at (800) 851-9677. Shareholders who do not have physical possession of their share certificates (street name) should call their broker.

SHARE  REPURCHASES

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may purchase shares of its capital stock in the open market, from time to time, when the Fund shares are trading at a discount from the net asset value of the shares, or in order to increase the net asset value of the shares, or both.
     The Fund's policy is to repurchase its own shares when they are selling at a discount to net asset value. This practice tends to create a floor for the share price just under the net asset value and can achieve maximum value for the shareholders. In 1996, the Fund's price performance was extremely strong, so there were no share repurchases.

Intentionally left blank.



Z-SEVEN  FUND,  INC.
SCHEDULE  OF  INVESTMENTS
at  December  31,  1996


Percent (a)                   Common Stock                    Shares       Value
-----------  ----------------------------------------------  ---------  -----------

1.56%        BUILDING MATERIALS & SUPPLIES
             Polypipe PLC                                       88,200      350,330
             UDO Holdings PLC                                    1,700        5,348
                                                                        -----------
                                                                            355,678
                                                                        -----------
5.78%        ELECTRONIC COMPONENTS & SERVICE
             Getronics NV                                       30,804      836,144
             Zilog, Inc. (c) (d)                                18,500      483,312
                                                                        -----------
                                                                          1,319,456
                                                                        -----------
6.43%        FINANCIAL SERVICES
             City of London PR Group PLC                         7,500       10,012
             Lloyd Thompson Group PLC                          448,600    1,459,296
                                                                        -----------
                                                                          1,469,308
                                                                        -----------
7.28%        FOOD, CONFECTION, AND BEVERAGE
             Carlsberg AS                                        4,100      276,906
             Lindt & Sprungli AG                                   403      664,154
             Weetabix Ltd.                                      17,550      721,094
                                                                        -----------
                                                                          1,662,154
                                                                        -----------
11.62%       HEALTH & PERSONAL CARE PRODUCTS
             Astra AB Class B                                   22,500    1,081,305
             L'Oreal Ord.                                        2,157      812,330
             Novartis AG (formerly Sandoz AG)                      666      761,356
                                                                        -----------
                                                                          2,654,991
                                                                        -----------
6.15%        LUXURY & DESIGNER PRODUCTS
             Abbeycrest PLC                                     20,800       52,874
             Callaway Golf Co.                                  26,200      753,250
             LVMH Moet Hennessy
               Louis Vuitton                                     2,145      599,036
                                                                        -----------
                                                                          1,405,160
                                                                        -----------
9.49%        MEDICAL SERVICES & SUPPLIES
             National Dentex Corporation (c) (d)                51,000    1,026,375
             Protean PLC                                       266,300      706,760
             Seton Healthcare Group PLC                         55,800      434,682
                                                                        -----------
                                                                          2,167,817
                                                                        -----------
11.06%       MULTI-INDUSTRY
             TT Group PLC                                       83,900      488,382
             Tomkins PLC                                       129,000      596,238
             Wassall PLC                                       264,100    1,442,250
                                                                        -----------
                                                                          2,526,870
                                                                        -----------

17.50%       PRINTING & BUSINESS SERVICES
             Day Runner, Inc. (c) (d)                           96,300    1,877,850
             RCO Holdings PLC                                   93,300      351,368
             Fairway Group PLC                               1,377,500    1,768,710
                                                                        -----------
                                                                          3,997,928
                                                                        -----------
1.21%        RETAILING
             Essex Furniture PLC                               155,100      265,531
             Westfair Foods Ltd.                                   360       11,558
                                                                        -----------
                                                                            277,089
                                                                        -----------
3.59%        TRAVEL
             Air London International PLC                      192,300      543,248
             Autopistas C.E. SA                                 19,992      275,630
                                                                        -----------
                                                                            818,878
                                                                        -----------

1.47%        MISCELLANEOUS                                      63,000      334,341
                                                                        -----------


83.14%       TOTAL COMMON STOCK                                          18,989,670
             (Cost $15,638,086) (b)                                     -----------


16.86%       CASH, RECEIVABLES AND OTHER
             ASSETS, LESS LIABILITIES                                     3,851,814
                                                                        -----------

100.00%      NET ASSETS
             (equivalent to $16.40 per share based on
             1,392,617 shares of capital stock outstanding)             $22,841,484
                                                                        ===========


     (a)  Percentages  indicated  are  on  net  assets  of  $22,841,484.

     (b)  Aggregate  cost  for  federal  income  tax  purposes  was  $15,638,086 at
     December  31,  1996.    Net  unrealized  appreciation  for  all securities was
     $3,351,584.    This  consisted  of  aggregate  gross  unrealized  appreciation
     ($5,531,038)  of  securities  with  an excess of fair value over tax cost, and aggregate  gross  unrealized  depreciation  ($2,179,454)  of  securities  with an  excess  of  tax  cost  over  fair  value.

     (c) Non-income producing investment (no dividends were paid on this stock in 1996).

     (d)  All  of  this  stock  was  pledged  as  collateral  for a line of credit.

                     See accompanying notes to financial statements.


Z-SEVEN  FUND,  INC.
SCHEDULE  OF  INVESTMENTS
at  December  31,  1996

COMMON  STOCKS  BY  COUNTRY                            December 31, 1996


Percent   Country                  Value
--------  ---------------------  ----------

  50.19%  United Kingdom          9,530,464
  27.94%  Europe (non U.K.) (e)   5,306,861
  21.87%  United States           4,152,345
--------                         ----------


 100.00%                         18,989,670
========                         ==========

(e)  The  Z-Seven  Fund  does  not  invest in Eastern European companies.





Z-SEVEN  FUND,  INC.
STATEMENT  OF  ASSETS  AND  LIABILITIES
at  December  31,  1996


ASSETS
----------------------------------------------

Investments in securities
        at value (identified cost
        $15,638,086)                            $18,989,670
Cash                                              3,382,092
Receivables:
        Dividends and interest                       55,576
        Securities sold                             325,486
        Other                                       144,132

Other assets                                         15,288
                                                ------------
Total assets                                     22,912,244
                                                ------------

LIABILITIES
----------------------------------------------
Due to investment advisor                            16,305
Other accrued expenses                               54,455
                                                ------------
Total liabilities                                    70,760
                                                ------------
NET ASSETS                                      $22,841,484
                                                ============

NET ASSETS REPRESENTED BY
----------------------------------------------
Capital stock, $1.00 par value:
        7,700,000 shares authorized,
        1,634,429 shares issued                 $ 1,634,429
Additional paid-in capital                       19,847,133
Treasury stock, 241,812 shares, at cost          (4,233,355)
                                                ------------
                                                 17,248,207
Accumulated net realized gains on investments
        and currency transactions                 1,842,378
Net unrealized appreciation on investments
        and currency translations                 3,285,872
Undistributed net investment income                 465,027
                                                ------------
Net assets (equivalent to $16.40 per share
        based on 1,392,617 shares of capital
        stock outstanding)                      $22,841,484
                                                ============



     See  accompanying  notes  to  financial  statements.



Z-SEVEN  FUND,  INC.
STATEMENT  OF  OPERATIONS
For  the  year  end  December  31,  1996
----------------------------------------



INVESTMENT INCOME:
Dividends, including foreign
        exchange gains of $13,753
        and net of nonreclaimable
        foreign taxes of $89,295.     $549,849
Interest                                72,966
                                      ---------
                                                 $   622,815
EXPENSES:
Investment advisory base fees          326,831
Performance penalty                    (65,366)
Compensation and benefits              169,532
Transfer agent fees                      7,572
Professional fees                       60,383
Custodian fees                          37,000
Printing and postage                    76,136
Office and miscellaneous expenses       38,248
Insurance expense                        3,558
Directors' fees and expenses            11,104
Dues and filing fees                    10,867
Shareholder relations and
     communications                     40,585
Interest expense                        48,773
Rent expense                            11,623
                                      ---------
Total expenses                                       776,846
                                                 ------------

Net investment loss resulting
        from dividends and interest
        less total expenses                         (154,031)
                                                 ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on
        investment and currency
        transactions                               6,351,691
Net unrealized depreciation of
        investments and currency
        translations during the year              (3,570,885)
                                                 ------------
Net gain on investments                            2,780,806
                                                 ------------

Net increase in net assets resulting
from operations                                  $ 2,626,775
                                                 ============


          See  accompanying  notes  to  financial  statements.



Z-SEVEN  FUND,  INC.
STATEMENT  OF  CHANGES  IN  NET
ASSETS


                                     For the       For the
                                       year          year
                                      ended         ended
                                     Dec. 31,      Dec. 31,
                                       1996          1995


Net assets,
beginning of year                  $24,219,524   $25,241,133
---------------------------------  ------------  ------------
DECREASE IN NET ASSETS:
From investment activities:
Net investment
        income (loss)                 (154,031)      236,601
Net realized gain
      on investment
      and currency
      transactions                   6,351,691     4,210,464
Net unrealized
      appreciation
      (depreciation)
      of investments
      and currency
      translations                  (3,570,885)    1,105,641
                                   ------------  ------------
Net increase
      in net assets resulting
      from operations                2,626,775     5,552,706
Distributions to
      shareholders from
      net investment
      income                           (85,160)   (1,205,515)
Distributions to
      shareholders from
      net capital gains             (4,055,357)   (3,006,858)
Increase (decrease) in net
      assets resulting from
      capital share transactions       135,702    (2,361,942)
                                   ------------  ------------

Decrease in net assets              (1,378,040)   (1,021,609)
                                   ------------  ------------

Net assets, end of year
      (including undistributed
      net investment income of
      $465,027 at December 31,
      1996, and $81,957 at
      December 31, 1995).           $22,841,484   $24,219,524
                                   ============  ============

                       See  accompanying  notes  to  financial  statements.



Z-SEVEN  FUND,  INC.
The  following  represents  selected  data  for  a  share  outstanding  throughout  the  year.
Data  has  been  adjusted  to  reflect  the  three-for-two  stock  split  declared  on  April  22,  1986.

FINANCIAL  HIGHLIGHTS  (includes  thirteen  years  of  information  -  since  Fund  inception)
----------------------------------------------------------------------------------------------


Year ended December 31,                         1996         1995         1994         1993        1992**        1991
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year           $    17.48   $    16.65   $    17.00   $    15.12   $    17.65   $    12.16
                                             -----------  -----------  -----------  -----------  -----------  -----------
Net investment income
      (loss) resulting from
      dividends and interest
      less total expenses                          (.11)         .11         (.16)         .11          .04         (.18)
Net realized and unrealized gains
      (losses) on investments and currency
      transactions before income taxes             2.02         3.76         (.14)        2.22        (2.57)        5.67
                                             -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
      from investment operations                   1.91         3.87         (.30)        2.33        (2.53)        5.49
Distributions to shareholders
      from net investment income                   (.06)        (.87)         -0-          -0-          -0-          -0-
Distributions to shareholders
      from net capital gains                      (2.93)       (2.17)         -0-          -0-          -0-          -0-
Income taxes on capital gains
      paid on behalf of shareholders                -0-          -0-         (.05)        (.45)         -0-          -0-
                                             -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
      net asset value                             (1.08)         .83         (.35)        1.88        (2.53)        5.49
                                             -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, end of year                 $    16.40   $    17.48   $    16.65   $    17.00   $    15.12   $    17.65
                                             ===========  ===========  ===========  ===========  ===========  ===========

Per share market value, end of year          $    20.50   $    22.25   $    16.50   $    18.25   $    17.00   $    21.50
Total investment return*                           8.93%       58.34%      (9.30%)       10.17%     (20.93%)       68.63%
Ratio of expenses before performance
      bonus/penalty to average net assets          3.22%        2.86%        2.74%        2.86%        3.50%        3.38%
Ratio of total expenses to average
      net assets                                   2.97%        1.99%        2.99%        2.13%        2.35%        4.33%
Ratio of net investment income (loss)
      to average net assets                       (.59%)         .90%       (.78%)         .74%         .24%      (1.09%)
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Portfolio Turnover Rate                           66.35%       36.12%       17.45%       42.13%       17.94%       44.12%
Average Commission Rate                           .0361        .0392
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Number of shares outstanding,
     end of year                              1,392,617    1,385,649    1,516,129    1,594,129    1,634,429    1,285,324
Net assets, end of year (in 000's)               22,841       24,220       25,241       27,097       24,714       22,687
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------

Year ended December 31,                         1990         1989         1988         1987         1986         1985         1984
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  ---------

Net asset value, beginning of year           $    13.25   $    14.33   $    15.23   $    16.09   $    11.89   $     8.67   $    9.20
                                             -----------  -----------  -----------  -----------  -----------  -----------  ---------
Net investment income
      (loss) resulting from
      dividends and interest
      less total expenses                           .15          .45          .01         (.14)        (.35)        (.16)        .01
Net realized and unrealized gains
      (losses) on investments and currency
      transactions before income taxes            (1.11)        (.80)         .14         (.04)        4.99         3.38       (.54)
                                             -----------  -----------  -----------  -----------  -----------  -----------  ---------
Total increase (decrease)
      from investment operations                   (.96)        (.35)         .15         (.18)        4.64         3.22       (.53)
Distributions to shareholders
      from net investment income                   (.13)        (.45)         -0-          -0-          -0-          -0-         -0-
Distributions to shareholders
      from net capital gains                        -0-          -0-          -0-          -0-          -0-          -0-         -0-
Income taxes on capital gains
      paid on behalf of shareholders                -0-         (.28)       (1.05)        (.68)        (.44)         -0-         -0-
                                             -----------  -----------  -----------  -----------  -----------  -----------  ---------
Net increase (decrease) in
      net asset value                             (1.09)       (1.08)        (.90)        (.86)        4.20         3.22       (.53)
                                             -----------  -----------  -----------  -----------  -----------  -----------  ---------
Net asset value, end of year                 $    12.16   $    13.25   $    14.33   $    15.23   $    16.09   $    11.89   $    8.67
                                             ===========  ===========  ===========  ===========  ===========  ===========  =========

Per share market value, end of year          $    12.75   $    13.00   $    16.63   $    15.25   $    20.13   $    10.00   $    9.33
Total investment return*                           1.92%     (20.24%)       17.04%     (20.83%)      106.58%        7.14%    (6.67%)
Ratio of expenses before performance
      bonus/penalty to average net assets          3.61%        3.49%        3.53%        3.00%        2.65%        3.50%      3.77%
Ratio of total expenses to average
      net assets                                   2.63%        1.16%        2.73%        3.23%        4.22%        3.50%      2.82%
Ratio of net investment income (loss)
      to average net assets                        1.44%        3.33%         .04%       (.74%)      (2.30%)      (1.58%)       .12%
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  ---------
Portfolio Turnover Rate                           42.82%       87.29%        4.73%       23.34%       30.56%       24.22%     32.87%
Average Commission Rate
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  ---------
Number of shares outstanding,
     end of year                              1,295,924    1,375,724    1,470,974    1,498,474    1,504,174    1,548,424   1,548,424
Net assets, end of year (in 000's)               15,756       18,231       21,083       22,827       24,210       18,417      13,429
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  ---------

     *Based  on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset  value  or  closing market  price  on  the  distribution  date.
     **Calculations  based  on  weighted  average  number  of  shares  outstanding  for  the  year  of  1,294,188.

     See  accompanying  notes  to  financial  statements.

Z-SEVEN  FUND,  INC.
NOTES  TO  FINANCIAL  STATEMENTS

NOTE  1  -  Significant  Accounting  Policies

Z-Seven Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

Security Valuation - Securities traded on national securities exchanges are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

Distributions to shareholders - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Dividends are shown net of foreign exchange gains or losses which represent currency gains or losses realized between the ex and payment dates on dividends and interest.

Forward Currency Contracts - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gain on investment and currency transactions in the Statement of Operations.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE  2  -  Treasury  Stock  Transactions

From 1993 through 1995, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:


      Number of
Year   Shares       Cost
----  ---------  ----------

1995    130,480  $2,361,942
1994     78,000   1,308,710
1993     40,300     674,425
      ---------  ----------
        248,780  $4,345,077
      =========  ==========

In 1996, the Fund established a distribution reinvestment plan to allow shareholders to reinvest their distributions in shares of the Fund. If the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. If the Fund is selling at a discount, distributions will be reinvested at market price. On December 31, 1996, 6968 shares of the Fund were distributed to plan participants at $19.475 per share (95% of the market price). This distribution increased the Fund's total net assets by $135,702.

In December, 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 349,105 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. The Fund is obligated to register these shares for sale in the open market if and when requested by Agape. Agape has requested that the Fund consider repurchasing these shares as an alternative to registration. The Fund's Board of Directors has preliminarily approved the repurchase of all or some of these shares subject to negotiating satisfactory terms and conditions with Agape and satisfaction of regulatory requirements. The Fund expects any repurchases, or other disposition, of these shares to be conducted in an orderly fashion over a period of time. In the event the Fund is asked to register these shares, or agrees to repurchase them, the Fund may incur legal fees of approximately $30,000 to $50,000 in connection with obtaining the necessary regulatory approvals and related matters.

NOTE  3  -  Purchases  and  Sales  of  Securities

Purchases and sales of investment securities (excluding short-term money market securities) during the year ended December 31, 1996, were:


             Common      Treasury
             Stocks       Bills
           -----------  ----------

Purchases  $16,335,635  $5,934,756
Sales      $22,364,020  $5,973,510

NOTE  4  -  Foreign  Exchange  Contracts

At December 31, 1996, the Fund had contracts maturing on November 28, 1997, to sell $15 million in foreign currency ( 7 million Swiss francs, and 6 million British pounds). These contracts were marked-to-market on December 31, resulting in a net unrealized loss of $65,713. This unrealized loss is included as a component of receivables from securities sold, in the accompanying Statement of Assets and Liabilities.

NOTE  5  -  Investment  Advisory  Fees  and  Performance  Bonus/Penalties

Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers or employees of the Advisor. The agreement provides for a base management fee equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 1996, the base management fee aggregated $326,831.

In addition to such base management fee, the Advisor will receive a bonus for extraordinary performance or pay a penalty fee for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the performance of the Advisor will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty fee can exceed the base management fee. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10%. For the year ended December 31, 1996, the performance penalty aggregated $65,366.

The Agreement also provides that if the Fund's expenses on an annual basis (including the base management fee, but excluding any bonus or penalty payments, taxes, interest, brokerage commission and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1996, an expense reimbursement was not required.

NOTE  6  -  Distributions  to  Shareholders

On September 6, 1996, the Board of Directors declared a distribution of 6.14 cents per share of investment income and 12.67 cents per share of long-term capital gains, for a total distribution of 18.81 cents per share. These amounts represented undistributed net investment income and long-term capital gains for 1995. Additionally, on November 22, 1996, the Board of Directors declared a distribution of $2.80 per share which represented estimated long-term capital gains for 1996. These distributions were paid on December 31, 1996, to shareholders of record on December 20, 1996. The Fund intends to distribute the balance of long-term capital gains and net investment income for 1996 on or before December 31, 1997.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Due to the differing treatment for tax purposes of certain income and capital gain items, as of December 31, 1996, the Fund has reclassified $622,261 from accumulated net realized gains to undistributed net investment income.

NOTE  7  -  Federal  Income  Taxes

For federal income tax purposes, in 1996, the Fund experienced a net capital gain of $5,656,482 and investment company taxable income of $473,627. The Board of Directors elected to distribute substantially all of the 1996 net capital gain, accordingly, there is no tax provision for 1996.

NOTE  8  -  Related  Parties

Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.

At December 31, 1996, Barry Ziskin, an officer and director of the Fund, owned
306,534  shares  of  the  Fund's  capital  stock.    He is also an officer and
director  of  the  Advisor.

NOTE  9  -  Line  of  Credit

The Fund has a $2 million line of credit with its custodian bank which is secured by certain investment securities with an aggregate market value of $3,387,537 at December 31, 1996. Borrowings against the line are charged interest at a rate of prime plus 1/2%. The maximum amount outstanding against the line in 1996 was $1,850,000. The line of credit expires September 18, 1997.

The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line of credit were utilized, it would represent less than 10% of the net assets of the Fund at year end.

RESULTS  OF  VOTING  (UNAUDITED)

Pursuant to the Proxy Statement mailed to Shareholders in conjunction with the Annual Meeting of Shareholders held on November 22, 1996, three proposals to be voted upon at the meeting were presented. Those proposals included:

Proposal 1: Election of Directors. All Directors were nominees to the Board of Directors at this meeting. The Directors elected will hold office until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.



Nominee        For     Withheld
----------  ---------  --------

T. Lee      1,316,698    23,490
J. Shuster  1,309,052    31,136
B. Ziskin   1,316,698    23,490
R. Ziskin   1,316,439    23,749

Proposal 2: Approval of selection of KPMG Peat Marwick LLP as independent accountants to report on the Financial Statements of the Fund for the fiscal year ending December 31, 1996.



For        Against  Abstain
---------  -------  -------

1,333,768    1,685    4,873


Proposal 3: Authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders.



For      Against  Abstain
-------  -------  -------

789,359   13,928  537,037

REPORT  OF  INDEPENDENT  AUDITORS

TO  THE  BOARD  OF  DIRECTORS  AND  SHAREHOLDERS  OF  Z-SEVEN  FUND,  INC.

     We have audited the accompanying statement of assets and liabilities of Z-Seven Fund, Inc., including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Z-Seven Fund, Inc. for each of the years in the six year period ended December 31, 1994, and for each of the years in the five year period ended December 31, 1988, were audited by other auditors whose reports thereon dated January 30, 1995, and February 3, 1989, expressed unqualified opinions on those financial highlights.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the 1996 and 1995 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Z-Seven Fund, Inc. as of December 31, 1996, and 1995, and the results of its operations for the year then ended, and its changes in net assets and financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.

                                        KPMG  Peat  Marwick  LLP
                                        Phoenix,  Arizona
                                        January  17,  1997



BOARD OF DIRECTORS                         CUSTODIAN
                                           Chase Manhattan Bank
Barry Ziskin                               New York, NY
President:
Z-Seven Fund, Inc.                         TRANSFER AGENT
TOP Fund Management, Inc.                  ChaseMellon Shareholder Services
Ziskin Asset Management, Inc.              85 Challenger Road
                                           Overpeck Centre
Thomas W. Lee                              Ridgefield Park, NJ  07660
President, San Francisco Advertiser, Inc.  1-800-851-9677
Principal, Pet Club
                                           INDEPENDENT ACCOUNTANTS
Dr. Jeffrey Shuster                        KPMG Peat Marwick LLP
DDS PC                                     Phoenix, AZ
Private Practice
                                           GENERAL COUNSEL
Rochelle Ziskin                            Kramer, Levin, Naftalis & Frankel
Assistant Professor                        New York, NY
University of Missouri,
Kansas City, MO                            Kilpatrick & Cody
                                           Atlanta, GA
INVESTMENT MANAGER
                                           STOCK LISTING
TOP Fund Management, Inc.                  NASDAQ (NMS)
                                           Symbol: ZSEV
OFFICERS                                   Pacific Stock Exchange
                                           Symbol:  ZSE
Barry Ziskin
President                                  CORPORATE OFFICE
                                           2651 W. Guadalupe Rd., Suite B-233
Carol F. Kahanek                           Mesa, AZ  85202
Secretary                                  (602) 897-6214
                                           Fax (602) 345-9227
Laurie S. Doane
Treasurer